UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 22, 1996


                            USA WASTE SERVICES, INC.


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             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-12154                73-1309529
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)



                    5400 LBJ Freeway
                  SUITE 300 - TOWER ONE
                     DALLAS, TEXAS                           75240
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (214) 383-7900










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Item 5.  Other Events.

         On June 24, 1996, USA Waste Services, Inc. ("USA Waste") issued a press release announcing that it had entered into a definitive agreement (the "Agreement") for the merger of a special purpose subsidiary of USA Waste with and into Sanifill, Inc. ("Sanifill"), which, subject to stockholder approval and other conditions, will result in Sanifill's becoming a wholly owned subsidiary of USA Waste. In the proposed merger, Sanifill stockholders will receive 1.7 shares of USA Waste common stock for each Sanifill common share. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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         Disclosure Regarding Forward Looking Statements. This current Report on
Form 8-K and the documents incorporated by reference herein (collectively, the "Report") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of
historical  fact  included  in  this  Report  are  forward-looking   statements,
including without limitation: (a) the statement in the joint press release of Sanifill and USA Waste dated June 24, 1996 (the "Press Release") regarding the anticipated closing date of the merger; (b) statements regarding the management and governance of the combined company; (c) the statement in the Press Release regarding the growth that will result from the ongoing acquisition programs of both Sanifill and USA Waste; (d) the statements by John E. Drury in the Press
Release   regarding  the  significant   benefits   provided  by  the  merger  to
stockholders of Sanifill and USA Waste; (e) the statements by Mr. Drury in the Press Release regarding the continuation of strong earnings growth of the combined company, the expectation of accretion to the earnings per share of USA Waste as a result of annual cost savings and operational synergies, the operational and financial strength of the combined entity, and the enhancement of USA Waste's capacity to benefit from growth opportunities in the industry; and (f) the statement by Lorne D. Bain in the Press Release regarding the synergies of the merger. Although USA Waste believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from USA Waste's expectations ("Cautionary Statements") include: (i) the timing and receipt of necessary approvals and other closing conditions for the merger; (ii) the
ability  of  the  combined  entity  to  achieve   administrative  cost  savings,
rationalization of collection routes, insurance and bonding, cost reductions, lower interest expense and general economics of scale and generally to capitalize on the combined asset base and strategic position of the combined entity; and (iii) the actual results of the combined company which may be influenced by, among other things, the level and nature of competition from other waste companies, the current regulatory environment and the costs associated with such regulation, the availability of attractive acquisition opportunities, successful integration of acquired businesses, availability of working capital, ability to maintain margins and the management of costs in a changing regulatory environment. All related or subsequent written and oral forward-looking statements attributable to USA Waste or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number                     Description


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         99.1                       Joint   Press   Release  of  USA  Waste  and
                                    Sanifill, dated June 24, 1996, relating to the execution of a definitive agreement for the merger of a special purpose subsidiary of USA Waste with and into Sanifill.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         USA WASTE SERVICES, INC.




Dated:   June 28, 1996                  By: /s/ Gregory T. Sangalis
                                             Gregory T. Sangalis
                                             Vice President, General Counsel
                                               and Secretary




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                                  Exhibit Index


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Exhibit                                                            Sequentially
 No.                             Description                       Numbered Page

 99.1 Joint Press Release of USA Waste and Sanifill, dated June 24, 1996, relating to the execution of a definitive agreement for the merger of a special purpose subsidiary of USA Waste with and into Sanifill.


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